August 24, 2018

IRON STRATEGIC INCOME FUND (the “Fund”)

Supplement to the Prospectus dated January 28, 2018

Effective September 1, 2018, the Management Agreement between Unified Series Trust and Iron Financial, LLC (the “Adviser”), investment adviser to the Fund, is amended to reduce the management fee paid by the Fund to the Adviser from 1.00% to 0.65% of the average daily net assets of the Fund.

This supplement updates certain information in the prospectus of the Fund as set forth below.

SUMMARY SECTION

The following replaces, in its entirety, the sub-section entitled Fees and Expenses of the Fund on page 1 of the prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Income Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	Investor Class	Institutional Class
(as a percentage of the amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	NONE
Other Expenses
Administrative Services Fee	0.10%	NONE
Remaining Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses[2]	0.49%	0.49%
Total Annual Fund Operating Expenses[1,3]	1.79%	1.44%

1	The Management Fee and Total Annual Operating Expenses have been restated to reflect the current management fee of 0.65%.
2	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies. AFFE shown are for the fiscal year ended September 30, 2017. The Fund is currently less invested in other investment companies than it was during the past fiscal year, so the Adviser expects the actual AFFE for the current fiscal year to be less than shown.
3	Total Annual Fund Operating Expenses do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus. The Fund’s financial highlights reflect the management fee of 1.00% that was in effect prior to September 1, 2018 and do not include AFFE. With the reduced management fee of 0.65% and without AFFE, the Total Annual Fund Operating Expenses would be 1.30% for the Investor Class and 0.95% for the Institutional Class.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$182	$563	$970	$2,105
Institutional Class	$147	$456	$787	$1,724

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated January 28, 2018, and retain it for future reference.

August 24, 2018

IRON STRATEGIC INCOME FUND (the “Fund”)

Supplement to the Statement of Additional Information dated January 28, 2018

Effective September 1, 2018, the Management Agreement between Unified Series Trust and Iron Financial, LLC (the “Adviser”), investment adviser to the Fund, is amended to reduce the management fee paid by the Fund to the Adviser from 1.00% to 0.65% of the average daily net assets of the Fund.

This supplement updates certain information in the Statement of Additional Information of the Fund as set forth below.

The second paragraph under the section entitled INVESTMENT ADVISER on page 26 of the Statement of Additional Information is deleted and replaced as follows:

Under the terms of the management agreements (the “Agreements”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services to the Funds, the Adviser is entitled to an annual fee computed and accrued daily and paid monthly equal to 0.65% of the average daily net assets of the Strategic Income Fund, and 0.90% of the average daily net assets of the Premium Income Fund. With respect to the Premium Income Fund, the Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses so that total annual operating expenses for each class (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.00% of average daily net assets through January 31, 2019. Any waiver or reimbursement by the Adviser is subject to repayment by the Premium Income Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement. As of September 30, 2017, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $394,039 from the Premium Income Fund no later than September 30, 2020.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated January 28, 2018, and retain it for future reference.